UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 31, 2012
DATE OF EARLIEST EVENT REPORTED: May 29, 2012

000-53725
(Commission file number)

 Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

   P.O. BOX 710152
HOUSTON, TEXAS 77271
 (Address of principal executive offices)

(281) 453-2888
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to the Merger Agreement

On May 29, 2012, Blast Energy Services, Inc., a Texas corporation (the “Company”), entered in a First Amendment to the Agreement and Plan of Merger (the “First Amendment to Merger”), which amended the Agreement and Plan of Reorganization (the “Merger Agreement”) with Blast Acquisition Corp., a newly formed wholly-owned Nevada subsidiary of the Company (“MergerCo”), and Pacific Energy Development Corp., a privately-held Nevada corporation (“PEDCO”). Pursuant to the Merger Agreement, MergerCo will be merged with and into PEDCO, with PEDCO being the surviving entity and becoming a wholly-owned subsidiary of the Company (the “Merger”).  The Merger Agreement was entered into on January 13, 2012, and is described in more detail in the Company’s Current Report on Form 8-K dated January 20, 2012 (the "Prior 8-K").

The First Amendment to Merger revised and extended the termination date of the Merger Agreement from June 1, 2012, to August 1, 2012.  The First Amendment to the Merger is attached hereto as Exhibit 2.2 and incorporated by reference in this Item 1.01.

In connection with the First Amendment to the Merger, the Company entered into various other amendments to other agreements entered into in connection with the Merger Agreement, including (1) an amendment to two voting agreements with certain security and debt holders of the Company (the “Centurion Voting Agreement” and the “BMC Voting Agreement”), whereby those debt and stockholders have agreed to vote Company capital stock held by them in favor of the Merger Agreement and the transactions contemplated thereby (described in greater detail below), (2) an extension of the Promissory Notes with Centurion described below, (3) an extension of the debt conversion agreements previously entered into with the Company’s current and former officers and directors, extending the termination date of such agreements (as previously described in the Prior 8-K) to August 1, 2012, and (4) Lockup and Standstill Agreements with various of its option and warrant holders (described in greater detail below).

Amendment to the BMC Debt Conversion and BMC Voting Agreement

On May 29, 2012, the Company also entered into a First Amendment to the Voting Agreement and the Debt Conversion Agreement with Berg McAfee Companies, LLC, a California limited liability company (“BMC”), and Clyde Berg, an individual (“Berg”)(the “BMC Amendment”).  The BMC Amendment, amended the terms of the voting and debt conversion agreements entered into with BMC and Berg in January 2012 (as described in greater detail in the Prior 8-K) to provide that either agreement could be terminated by either party in the event the record date for the shareholder meeting to approve, among other things, the Merger, had not occurred by August 1, 2012, which date was previously June 1, 2012.

The BMC Agreement and the Debt Conversion Agreement is qualified in its entirety by the full text of the document which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amendment to the Promissory Notes and Voting Agreement

On May 29, 2012, the Company also entered into the Second Amendment to First Tranche Promissory Note and the Second Amendment to the Second Tranche Promissory Note (collectively, the “Second Amendments to the Promissory Notes”). On January 13, 2012, the Company entered into the first amendment to the First Tranche Promissory Note, and the Second Tranche Promissory Note (the “Promissory Notes”) with Centurion Credit Funding, LLC (the “Lender”) in connection with the Company’s debt obligations under certain secured notes with the Lender, as detailed in the Prior 8-K.  The Promissory Notes were previously amended in January 2012, to provide for an extended maturity date of the Promissory Notes to the earlier of (i) thirty (30) days after the termination of the Merger Agreement, if the Merger Agreement is terminated before June 1, 2012, (ii) June 1, 2012, if the effective date of the Merger had not occurred by such date, (iii) August 2, 2012, or (iv) the date all obligations and indebtedness under such Promissory Notes are accelerated in accordance with the terms and conditions of such Promissory Notes.

Under the terms of the Second Amendments to the Promissory Notes, the Promissory Notes now mature on the earlier of (i) thirty (30) days after the termination of the Merger Agreement, if the Merger Agreement is terminated before June 1, 2012, (ii) August 1, 2012, or (iii) the date all obligations and indebtedness hereunder are accelerated in accordance the terms and conditions of such Promissory Notes. The  discussion above is qualified in its entirety by the full text of the Second Amendments to Promissory Notes, which are filed as Exhibit 10.9 and Exhibit 10.10, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Finally, the Company entered into a First Amendment to the Voting Agreement with the Lender, dated May 29, 2012, providing for an extension of the terms of the Voting Agreement with the Lender, pursuant to which the Lender agreed to vote in favor of the Merger Agreement, as described in the Prior 8-K, to the earlier of (i) the date on which the Merger Agreement is terminated in accordance with its terms, or (ii) August 1, 2012.

Lockup and Standstill Agreements

In May 2012, the Company entered into Lockup and Standstill Agreements with certain of its option holders, warrant holders, holders of convertible debt and preferred stockholders, pursuant to which such holders agreed not to exercise their convertible securities prior to the earlier of (i) August 1, 2012; and (ii) the termination of the Merger Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1(1)	Agreement and Plan of Reorganization, dated January 13, 2012
2.2*	First Amendment to the Agreement and Plan of Merger
3.1(1)	Form of Amended and Restated Certificate of Formation and Designation
3.2(1)	Form of Articles of Merger (Nevada)
10.1(1)	Form of Voting Agreement
10.2(1)	BMC Debt Conversion Agreement, dated January 13, 2012
10.3*	First Amendment To The Voting Agreement and The Debt Conversion Agreement with BMC
10.4(1)	Form of Debt Conversion Agreement
10.5(1)	Amendment to the Note Purchase Agreement, dated January 13, 2012
10.6(1)	Amendment to the First Tranche Promissory Note, dated January 13, 2012
10.7(1)	Amendment to the Second Tranche Promissory Note, dated January 13, 2012
10.8(1)	Amendment to the Security Agreement, dated January 13, 2012
10.9*	Second Amendment To Senior Secured Promissory Note (First Tranche)
10.10*	Second Amendment To Senior Secured Promissory Note (Second Tranche)
10.11(1)	PEDCO Guarantee Agreement
10.12*	Form of Lockup And Standstill Agreement
99.1(1)	Press Release, dated January 20, 2012.

* Filed herewith.

(1) Filed as exhibits to the Company’s Form 8-K, filed with the Commission on January 20, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blast Energy Services, Inc.

By:	/s/ Roger P. (Pat) Herbert
Roger P. (Pat) Herbert
Interim President and CEO

Date: May 31, 2012